Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wisconsin Capital Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Wisconsin Capital Funds, Inc. for the period ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wisconsin Capital Funds, Inc. for the stated period.

/s/Thomas G. Plumb Thomas G. Plumb Principal Executive Officer, Wisconsin Capital Funds, Inc.	/s/Timothy R. O’Brien Timothy R. O’Brien Principal Financial Officer, Wisconsin Capital Funds, Inc.
Dated: May 23, 2013	Dated: May 23, 2013

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Wisconsin Capital Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.